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                                                                    EXHIBIT 10.1

                                SUMMA INDUSTRIES
                      FALCON ACQUISITION STOCK OPTION PLAN


        1. PURPOSE. The Corporation has recently entered into an agreement to acquire Falcon Belting, Inc., an Oklahoma corporation ("Falcon"), pursuant to which Falcon will become an indirect wholly-owned subsidiary of the Corporation. In connection with the acquisition of Falcon, the Corporation is required to grant to certain employees and vendors of Falcon options to purchase shares of the Common Stock (defined below) of the Corporation. This Plan is intended to set forth the terms and conditions upon which such options would be granted, and to provide for the grant of additional options to purchase shares of the Common Stock to other key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, Falcon, as an indirect subsidiary of the Corporation, to encourage proprietary interest in Falcon and the Corporation, to encourage such key employees to remain in the employ of Falcon, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to Falcon and the Corporation.

        2.     DEFINITIONS.

               (a) "Board" shall mean the Board of Directors of the Corporation.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 4 of the Plan.

               (d) "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Corporation.

               (e) "Corporation" shall mean Summa Industries, a Delaware corporation.

               (f) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

               (g) "Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation or a Subsidiary.

               (h) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may exercised.

               (i) "Fair Market Value" shall mean the value of one (1) Share of Stock as determined by the price at which the Shares traded at the close of business on the date of valuation, or if not listed on an exchange, the fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

               (j) "Incentive Stock Option" shall mean an option described in
Section 422 of the Code.

               (k) "Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 422A(b), 423(b) or 424(b) of the Code.

               (l) "Option" shall mean any stock option granted pursuant to the Plan.

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               (m) "Optionee" shall mean an employee or vendor who has received an Option.

               (n) "Plan" shall mean this Falcon Acquisition Stock Option Plan, as may be amended from time to time.

               (o) "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

               (p) "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

               (q) "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

               (r) "Subsidiary" shall mean Falcon and any other corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

        3. EFFECTIVE DATE. The Plan was adopted by the Board on April 3, 1998, which shall be the effective date of the Plan.

        4. ADMINISTRATION. The Plan shall be administered by the Board, or by a committee appointed by the Board which shall consist of not less than three (3) members (the "Committee"). The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Board, or the Committee if there be one, shall from time to time at its discretion select the Employees, directors, vendors and consultants who are to be granted Options, determine the number of Shares to be optioned to each Optionee and designate such Options such as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee director or a non-Employee consultant. Notwithstanding the foregoing, no Incentive Stock Options may be granted under the Plan unless and until the Plan has been approved by the Corporation's stockholders. A member of the Board or a Committee member shall in no event participate in any determination relating to Options held by or to be granted to such Board or Committee member. The interpretation and construction by the Board, or by the Committee if there be one, of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

        5. PARTICIPATION.

               (a) Eligibility. The Optionees shall be such persons as the Board, or the Committee if there be one, may select from among the following classes of persons, subject to the terms and conditions of (b) below: (1) Employees of Falcon (who may be officers and/or directors); and (2) Consultants, vendors, customers, and others except significant services to the Falcon.

               For purposes of this Plan, an Optionee who is a director or a consultant, vendor, customer, or other provider of significant services to Falcon shall be deemed to be an Employee, and service as a director, consultant, vendor, customer, or other provider of significant services to Falcon shall be deemed to be employment, except that no Incentive Stock Option may be granted to a non-Employee director or non-Employee consultant, vendor, customer, or other provider of significant services to Falcon, and except that no Nonstatutory Stock Option may be granted to a non-Employee director or non-Employee consultant, vendor, customer, or other provider of significant services to Falcon other than upon a finding by the Board, or the Committee if there be one, that the value of the services rendered or to be rendered to Falcon by such non-Employee director or non-Employee consultant, vendor, customer, or other provider of services is at least equal to the value of the option or options granted.

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               (b) Ten-Percent Stockholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

               (c) Stock Ownership. For purposes of (b) above, in determining stock ownership an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

               (d) Outstanding Stock. For purposes of (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

        6. STOCK. The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 85,000 shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to any Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein."

        7. TERMS AND CONDITIONS OF OPTIONS.

               (a) Stock Option Agreements. Options shall be evidenced by written stock option agreements in such form as the Board, or the Committee if there be one, shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

               (b) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

               (c) Exercise Price. Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than 85 % of the Fair Market Value on the date of grant.

               (d) Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable option agreement so provides the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price. In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements.

               (e) Term and Nontransferability of Options. Each Option shall state the time or times, and the conditions upon which, all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted, and no Incentive Stock

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Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

               (f) Termination of Employment. Except by death, Disability or Retirement, if an Optionee ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within three months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised; provided, however, that if the Optionee was terminated for cause, any Option not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, (i) in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee's reemployment rights are guaranteed by statute or by contract, and (ii) in the case of a Nonstatutory Stock Option, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment.

               (g) Death of Optionee. If an Optionee dies while an Employee or vendor, or after ceasing to be an Employee or vendor but during the period while he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of (e) above, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised. The foregoing notwithstanding, in the case of a Nonstatutory Stock Option, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment.

               (h) Disability of Optionee. If an Optionee ceases to be an Employee or vendor by reason of Disability, such Optionee shall have the right, subject to the restrictions of (f) above, to exercise the Option at any time within twelve (12) months after termination of employment or status as a vendor, but only to the extent that, at the date of termination of employment or status as a vendor, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised. The foregoing notwithstanding, in the case of a Nonstatutory Stock Option, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment or status as a vendor.

               (i) Retirement of Optionee. If an Optionee ceases to be an Employee or vendor by reason of Retirement, such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within three (3) months after termination of employment or status as a vendor, but only to the extent that, at the date of termination of employment or status as a vendor, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised. The foregoing notwithstanding, in the case of a Nonstatutory Stock Option, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment or status as a vendor.

               (j) Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or

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extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

               (k) Modification, Extension and Renewal of Option. Within the limitations of the Plan, the Board, or the Committee, if there be one, may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

               (l) Other Provisions. The stock option agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Board, or the Committee, if there be one, shall deem advisable.

        8. LIMITATION ON VALUE OF EXERCISABLE SHARES. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any employee of the Company for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries) shall not exceed $100,000.

        9. TERM OF PLAN. Options may be granted pursuant to the Plan until the expiration of ten (10) years from the effective date of the Plan.

        10. RECAPITALIZATIONS. Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase of decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation. Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. In the event of a Change in Control (as defined below) of the Corporation, the date of exercisability of each and every outstanding Option shall automatically accelerate to a date and time immediately prior to such Change in Control. For purposes of the Plan, a "Change in Control" of the Corporation shall be deemed to have occurred if (i) there shall have be consummated (x) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Corporation's Common Stock are converted into cash, securities or other property, other than a merger of the Corporation in which the holders of the Corporation's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger (including a reincorporation), or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, or (ii) the stockholders of the Corporation shall approve any plan or proposal for the liquidation or dissolution of the Corporation, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of the Corporation's outstanding Common Stock (excluding the Corporation's ESOP and 401(k) Plan from the definition of "person"), or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Board, or the Committee, if there be one, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and

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any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power to the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

        11. SECURITIES LAW REQUIREMENTS.

               (a) Legality of Issuance. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

                      (1) the Corporation and the Optionee shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                      (2) any applicable listing requirement of any stock exchange on which the
Common Stock is listed shall have been satisfied;

                      (3) any other applicable provision of state or Federal law shall have been satisfied.

               (b) Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which required an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

               "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

               (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to register or qualify the issuance of Options and/or the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Shares under the plan to comply with any law.

               (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

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        12. AMENDMENT OF THE PLAN. The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders if they have previously approved the Plan, no such revision or amendment shall:

               (a) Increase the number of Shares subject to the Plan;

               (b) Change the designation in Section 5 hereof with respect to the class of persons eligible to receive Options; or

               (c) Amend this Section 12 to defeat its purpose.

        13. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

        14. EXECUTION. To record the adoption of the Plan in the form set forth above by the Board effective as of April 3, 1998, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation hereunto duly authorized.


                                          SUMMA INDUSTRIES


                                          By: /s/ Trygve M. Thoresen
                                              ----------------------------------
                                              Trygve M. Thoresen, Vice President